SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS ESG Global Bond Fund
Effective on or about August 1, 2021, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” heading in the “MANAGEMENT” section of the fund’s summary prospectus.
Thomas M. Farina, CFA, Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2019.
Please Retain This Supplement for Future Reference
July 15, 2021
PROSTKR21-54